AMENDATORY AGREEMENT

AMENDATORY AGREEMENT (this “Amendatory Agreement”) is dated as of July 3, 2008 and made between:

(1)	EAGLE BULK SHIPPING INC., a corporation incorporated in the Republic of the Marshall Islands, as Borrower (the “Borrower”);

(2)	THE SUBSIDIARIES of the Borrower party hereto as Guarantors (the “Guarantors”);

(3)	THE BANKS AND FINANCIAL INSTITUTIONS party hereto as Lenders (the “Lenders”); and

(4)	THE ROYAL BANK OF SCOTLAND plc as Mandated Lead Arranger, Bookrunner, Swap Bank, Agent and Security Trustee.

PRELIMINARY STATEMENTS:

(A)
The Borrower, the Guarantors, the Lenders and The Royal Bank of Scotland plc acting in the several capacities as Mandated Lead Arranger, Bookrunner, Swap Bank, Agent and Security Trustee are parties to a Third Amended and Restated Credit Agreement dated as of October 19, 2007 (the “Credit Agreement”) providing for a secured reducing revolving credit facility in the original principal amount of $1,600,000,000 for the purposes described therein.

(B)	The Parties have agreed to amend certain provisions of the Credit Agreement, in each case as herein provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

1.	DEFINITIONS

Words and expressions defined in the Credit Agreement shall have the same meaning when used in this Amendatory Agreement unless the context otherwise requires.

2.	REPRESENTATIONS AND WARRANTIES

Each Obligor jointly and severally represents and warrants to each Finance Party that:

(a)	All of the representations and warranties contained in Clause 18 of the Credit Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof.

(b)	No Default has occurred and is continuing on the date hereof.

(c)
The obligations expressed to be assumed by it in this Amendatory Agreement are, and, upon execution and delivery of this Amendatory Agreement and each of the other documents contemplated hereby to which it is to be a party, the obligations expressed to be assumed by it herein and in such other documents will be, legal, valid, binding and enforceable obligations, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditor’s rights generally.

(d)
It has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, performance and delivery of, this Amendatory Agreement and the transactions contemplated by this Amendatory Agreement.

3.	AMENDMENTS TO CREDIT AGREEMENT

With effect from the date (the “Amendment Effectiveness Date”) on which each of the conditions precedent set forth in Clause 4 of this Amendatory Agreement shall have been satisfied:

3.01	The definition of “Commitment” in Clause 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Commitment” means:

(a)	in relation to the Original Lender, $1,600,000,000; and

(b)	in relation to any other Lender, the amount of any Commitment transferred to it under this Agreement,

in each case, to the extent (i) modified to reflect its revised Commitment as a result of any Incremental Commitment pursuant to Clause 2.3, and (ii) not cancelled, reduced or transferred by it under this Agreement.

3.02	The definition of “Margin” in Clause 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Margin” means in relation to each Accounting Period (or relevant portion thereof):

(a)	For the period commencing on the Amendment Effective Date until the second anniversary of the Amendment Effective Date, ninety-five hundredths of one percent (0.95%) per annum; and

(b)	After the second anniversary of the Amendment Effective Date:

(i)	if the Advance Ratio for such Accounting Period is less than thirty-five percent (35%), eighty hundredths of one percent (0.80%) per annum;

(ii)	if the Advance Ratio for such Accounting Period is equal to or greater than thirty-five percent (35%) but less than sixty percent (60%), ninety-five hundredths of one percent (0.95%) per annum; and

(iii)	if the Advance Ratio for such Accounting Period is equal to or greater than sixty percent (60%), one and five hundredths of one percent (1.05%) per annum.

3.03	The definition of “Memorandum of Agreement” in Clause 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Memorandum of Agreement” means, in relation to an Additional Ship other than a Newbuilding, a memorandum of agreement or other contract executed by, among others, the registered and/or beneficial owner of such Ship, as seller, and the Borrower and/or a Wholly-Owned Subsidiary of the Borrower, as buyer, providing for the purchase or acquisition by the Borrower and/or such Subsidiary of the registered and/or beneficial ownership of such Additional Ship, which contract may include the purchase of more than one Additional Vessel en bloc or the acquisition of beneficial ownership of one or more Additional Ship(s).

3.04	Clause 1.1 of the Credit Agreement is amended by inserting in the appropriate alphabetical order the following new definitions:

“Amendment Effectiveness Date” has the meaning specified in the Amendatory Agreement dated as of July 3, 2008 among the Parties.

“Incremental Commitment” shall mean, in relation to any Lender, any commitment by such Lender pursuant to Clause 2.3, as agreed to by such Lender in the respective Incremental Commitment Agreement; it being understood, however, that on each date upon which an Incremental Commitment becomes effective, such Incremental Commitment of such Lender shall be added to (and thereafter become a part of) the Commitment of such Lender for all purposes of this Agreement as contemplated by Clause 2.3.

“Incremental Commitment Agreement” shall mean an agreement substantially in the form of Exhibit L executed pursuant to Clause 2.3.

“Incremental Commitment Date” shall have the meaning provided in Clause 2.3(b).

“Incremental Commitment Reduction Amount” shall mean, with respect to the Incremental Commitments made pursuant to any Incremental Commitment Agreement, an amount equal to (i) 46.875% of the sum of such Incremental Commitments, divided by (ii) the number of Scheduled Commitment Reduction Dates remaining as of the Incremental Commitment Date for such Incremental Commitment Agreement.

“Incremental Commitment Request Requirements” shall mean, with respect to any request for an Incremental Commitment made pursuant to Clause 2.3, the satisfaction of each of the following conditions on the date of such request: (i) no Default then exists or would result therefrom, and (ii) all of the representations and warranties contained herein and in the other Finance Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

“Incremental Commitment Requirements” shall mean, with respect to any provision of an Incremental Commitment on any given Incremental Commitment Date, the satisfaction of each of the following conditions on or prior to the effective date of the respective Incremental Commitment Agreement:  (i) no Default then exists or would result therefrom, (ii) all of the representations and warranties contained herein and in the other Finance Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (iii) the delivery by the Borrower to the Agent of a certificate executed by an officer of the Borrower and certifying as to compliance with preceding clauses (i) and (ii), (iv) the delivery by the Borrower to the Agent of opinions, in form and substance reasonably satisfactory to the Agent, from counsel to the Borrower and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Lender on or prior to the Effective Date pursuant to Clause 4.1 as may be reasonably requested by the Agent, and such other matters incident to the transactions contemplated thereby as the Agent may reasonably request, (v) the delivery by the Borrower to the Agent of such other officers’ certificates and evidence of good standing as the Agent shall reasonably request, and (vi) the completion by the Borrower of such other actions as the Agent may reasonably request in connection with such Incremental Commitment.

“Initial Total Commitments” means the aggregate of Commitments excluding any Incremental Commitments that become effective pursuant to Clause 2.3(b).

3.05	Section 2 of the Credit Agreement is amended by inserting the following new Clause 2.3:

2.3	Incremental Commitments

(a)
So long as the Incremental Commitment Request Requirements are satisfied at the time of the delivery of the request, the Borrower may, with the consent of, and in coordination with, the Agent, request at any time and from time to time after the Amendment Effective Date and prior to the date the Total Commitments have been terminated, that the Lenders provide Incremental Commitments and, subject to the applicable terms and conditions contained in this Agreement, make Loans pursuant thereto; it being understood and agreed, however, that:

(i)
no Lender shall be obligated to provide an Incremental Commitment as a result of any such request by the Borrower, and until such time, if any, as such Lender has agreed in its sole discretion (such discretion to be exercised reasonably) to provide an Incremental Commitment and executed and delivered to the Agent an Incremental Commitment Agreement in respect thereof as provided in Clause 2.3(b), such Lender shall not be obligated to fund its participation in any Loan in excess of its Commitment as in effect prior to giving effect to such Incremental Commitment provided pursuant to Clause 2.3(b) below;

(ii)	no Lender may provide an Incremental Commitment without the consent of all other Lenders;

(iii)
each provision of an Incremental Commitment on a given date pursuant to Clause 2.3(b) below shall be in a minimum aggregate amount (for all Lenders) of at least $25,000,000 and in integral multiples of $25,000,000 in excess thereof;

(iv)	the aggregate amount of all Incremental Commitments provided pursuant to Clause 2.3(b) below, shall not exceed $200,000,000; and

(v)	all Loans made pursuant to Incremental Commitments (and all interest, fees and other amounts payable thereon) shall be obligations under this Agreement and the other applicable Finance Documents.

(b)
At the time of the provision of an Incremental Commitment pursuant to this Clause 2.3, the Borrower, the Guarantors, the Lenders and the Agent shall execute and deliver to the Agent an Incremental Commitment Agreement, with the effectiveness of such Incremental Commitment to occur on the date (the “Incremental Commitment Date”) set forth in such Incremental Commitment Agreement, which date in any event shall be no earlier than the date on which (w) all fees required to be paid in connection therewith at the time of such effectiveness shall have been paid (including, without limitation, any agreed upon up-front or arrangement fees owing to the Agent or any Affiliate thereof), (x) all Incremental Commitment Requirements are satisfied, (y) all other conditions set forth in this Clause 2.3(b) shall have been satisfied, and (z) all other conditions precedent that may be set forth in such Incremental Commitment Agreement shall have been satisfied.  The Agent shall promptly notify each Lender as to the effectiveness of each Incremental Commitment Agreement, and at such time, (i) the Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Incremental Commitments, and (ii) to the extent requested by any Lender, Notes will be issued, at the Borrower’s expense, to such Lender.

3.06	Clause 3.2(a) of the Credit Agreement is amended to read in its entirety as follows:

(a)
Where the Borrower wishes to borrow a Loan to finance the purchase price of a ship by a Guarantor, the Borrower shall notify the Agent (i) the name of such ship, (ii) the general description and deadweight tonnage (which shall be not less than 25,000 deadweight tons unless such ship is to be purchased en bloc with another ship of 25,000 deadweight tons or more acceptable to the Majority Lenders), (iii) the age of such ship (which shall not be greater than twenty years at the time of delivery to such Guarantor;  provided that at the time such ship is accepted by the Majority Lenders under this Clause 3.2, no more than ten percent of the Security Value of all Ships including such ship shall be attributable to Ships in excess of ten years of age), (iv) the identity of the current owner, (v) the identity of the Guarantor, (vi) the purchase price of such ship paid or to be paid by such Guarantor, and (vii) such further information as the Agent may require.

3.07	Clause 5.5(b) of the Credit Agreement is amended to read in its entirety as follows:

(b)
Each Note shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Effective Date (or, in the case of Notes issued after the Effective Date, be dated the date of issuance thereof), (iii) be in a stated principal amount (together with the principal amount of any other

Note held by such Lender) equal to the Commitment of such Lender on the date of issuance thereof, (iv) mature on the Termination Date, (v) bear interest as provided in Clause 8 (Costs of Utilization), (vi) be subject to voluntary prepayment and mandatory repayment as provided in Section 4 (Reduction, Repayment, Prepayment and Cancellation) and (vii) be entitled to the benefits of this Agreement and the other Finance Documents.

3.08	Section 6.1 of the Credit Agreement is amended to read in its entirety as follows:

The Total Commitments (i) shall be reduced and cancelled on each Scheduled Commitment Reduction Date (a) by an amount of $75,000,000 in respect of the Initial Total Commitments, plus, (b) if any Incremental Commitments shall have been made pursuant to an Incremental Commitment Agreement prior to such Scheduled Commitment Reduction Date, an amount equal to the Incremental Commitment Reduction Amount in respect of such Incremental Commitments, and (ii) shall be reduced to zero and cancelled on the Termination Date.

3.09	Clause 11.1(a) of the Credit Agreement is amended to read in its entirety as follows:

(a)
The Borrower shall pay to the Agent (for the account of each Lender) a fee computed at the rate of three tenths of one percent (0.30%) per annum on that Lender’s Available Commitment for the Availability Period.

3.10	Clause 5(e)(i) of Part II of Schedule 2 of the Credit Agreement is amended to read in its entirety as follows:

(ii)
has been unconditionally delivered by the relevant seller or shipyard to the Additional Guarantor (or if the relevant Memorandum of Agreement provides for the acquisition of beneficial ownership of such Additional Ship, such beneficial ownership has been conveyed to the Borrower or a Subsidiary of the Borrower) in accordance with all the terms of the relevant Memorandum of Agreement or Shipbuilding Contract, as the case may be, warranted free and clear of all liens, and the relevant seller or shipyard has been paid in full under the terms of the relevant Memorandum of Agreement or Shipbuilding Contract, as the case may be;

3.11	Exhibit H (Form of Mortgage) to the Credit Agreement is hereby replaced by the form of Exhibit H attached hereto.

3.12
Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement” in any of the other Finance Documents, shall mean and refer to the Credit Agreement as amended hereby.

4.	CONDITIONS PRECEDENT

The conditions precedent referred to in Clause 3 of this Amendatory Agreement are that the Agent shall have received each of the following in form and substance satisfactory to the Lender on or before July 10, 2008:

(a)	A copy of a resolution of the board of directors or sole member, as appropriate, of each Obligor:

(i)
approving the terms of, and the transactions contemplated by, this Amendatory Agreement and resolving that it execute this Amendatory Agreement and any other documents contemplated hereby to which it is or is to be a party;  and

(ii)	authorizing a specified person or persons to execute this Amendatory Agreement and any other documents contemplated hereby to which it is or is to be a party; and

(b)
A certificate of an officer of the Borrower, dated as of a current date (the statements made in such certificate shall be true on and as of such date), certifying as to (i) the absence of any amendments to the articles of incorporation and by-laws, or certificate of formation and limited liability company agreement of each Obligor previously certified to the Agent pursuant to Clauses 4.1 or 4.2(a) of the Credit Agreement, (ii) the due incorporation or formation, as the case may be, and good standing of each Obligor, as a corporation or limited liability company formed under the laws of the Republic of The Marshall Islands and the absence of any proceeding for the dissolution or liquidation of such Obligor, (iii) that the representations and warranties of each Obligor contained in this Amendatory Agreement are true and correct, and (iv) the absence of any Default.

(c)
an amendment to the Mortgage relating to each Ship subject to a Mortgage as of the date of this Amendatory Agreement, duly executed by the relevant Guarantor to secure the Incremental Commitments contemplated hereby;

(d)
a Certificate of Ownership and Encumbrance issued by the Maritime Administrator for the Marshall Islands (or other relevant authority) stating that each of the Ships referred to in the preceding subclause (c) is owned by the relevant Guarantor and that there is on record no Security (as such term is defined in the Credit Agreement) on such Ship except the relevant Mortgage as amended in accordance herewith;

(e)
a favorable opinion of Messrs. Seward & Kissel LLP, counsel for the Obligors, in respect of this Amendatory Agreement, the Mortgage amendments referred to in the preceding subclause (c), and as to such other matters as the Agent may reasonably require;  and

(f)	payment to the Agent (for the account of the Lenders) of an amendment fee of $1,600,000 (being one tenth of one percent (0.10%) of the Total Commitments as of the date hereof).

5.	COSTS AND EXPENSES

The Borrower agrees that the provisions of Clause 16 (Costs and Expenses) of the Credit Agreement shall apply to this Amendatory Agreement.

6.	COUNTERPARTS

This Amendatory Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendatory Agreement.

7.	GOVERNING LAW

THIS AMENDATORY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS APPLICABLE IN THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

This Agreement has been entered into as of the date stated at the beginning of this Amendatory Agreement.

SIGNATORIES

BORROWER: EAGLE BULK SHIPPING INC.
By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

GUARANTORS:

CARDINAL SHIPPING LLC
CONDOR SHIPPING LLC
CRESTED EAGLE SHIPPING LLC
CROWNED EAGLE SHIPPING LLC
FALCON SHIPPING LLC
GOLDEN EAGLE SHIPPING LLC
GRIFFON SHIPPING LLC
HARRIER SHIPPING LLC
HAWK SHIPPING LLC
HERON SHIPPING LLC
IMPERIAL EAGLE SHIPPING LLC
JAEGER SHIPPING LLC
KESTREL SHIPPING LLC
KITE SHIPPING LLC
KITTIWAKE SHIPPING LLC
MERLIN SHIPPING LLC
OSPREY SHIPPING LLC
PEREGRINE SHIPPING LLC
SHRIKE SHIPPING LLC
SKUA SHIPPING LLC
SPARROW SHIPPING LLC
STELLAR EAGLE SHIPPING LLC
TERN SHIPPING LLC
PETREL SHIPPING LLC
PUFFIN SHIPPING LLC
RAPTOR SHIPPING LLC
ROADRUNNER SHIPPING LLC
SAKER SHIPPING LLC
SANDPIPER SHIPPING LLC
SNIPE SHIPPING LLC
SWIFT SHIPPING LLC
GOLDENEYE SHIPPING LLC
GOSHAWK SHIPPING LLC
FULMAR SHIPPING LLC
WREN SHIPPING LLC
By:  Eagle Bulk Shipping Inc.,
        as sole member

By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

GUARANTORS:

AGALI SHIPPING S.A.
AVLONA SHIPPING S.A.
DELFINI SHIPPING S.A.
DROSATO SHIPPING S.A.
FOUNTANA SHIPPING S.A.
KAMPIA SHIPPING S.A.
KOFINA SHIPPING S.A.
MARMARO SHIPPING S.A.
MESTA SHIPPING S.A.
MYLOS SHIPPING S.A.
NAGOS SHIPPING S.A.
NENITA SHIPPING S.A.
OLYMPI SHIPPING S.A.
PELINEO SHIPPING S.A.
PYRGI SHIPPING S.A.
RAHI SHIPPING S.A.
SIRIKARI SHIPPING S.A.
SPILIA SHIPPING S.A.

By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

LENDERS: THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Colin Manchester
Name:
Title:
WEST LB AG, LONDON BRANCH
By:	/s/ Simon Baker
Name:
Title:

By:	/s/ Dimitris Gennadios
Name:
Title:

BANK OF CHINA LIMITED, LONDON BRANCH
By:	/s/ Chang-Fei Li
Name:
Title:
LLOYDS TSB BANK PLC
By:	/s/ David Sumner
Name:
Title:
ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC
By:	/s/ Mark McCarthy
Name:
Title:

By:	/s/ Ian Lawrence
Name:
Title:

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH
By:	/s/ Adrienn Molloy
Name:
Title:

By:	/s/ Alex Aupoix
Name:
Title:
SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Konstantinos Karabalis
Name:
Title:

ARRANGER, BOOKRUNNER, SWAP BANK, AGENT AND SECURITY TRUSTEE: THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Colin Manchester
Name:
Title: